Exhibit 10.2

DOE (ATV)	FORD MOTOR COMPANY

NOTE PURCHASE AGREEMENT made as of September 16, 2009, by and among the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America, FORD MOTOR COMPANY (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, and the SECRETARY OF ENERGY (the "Secretary").

WHEREAS, the Secretary is authorized, pursuant to the Program Authority (as hereinafter defined), to carry out a program to provide for loans that meet the requirements of the Program Authority; and

WHEREAS, FFB is authorized, pursuant to the Program Authority, to make loans under the Secretary's program; and

WHEREAS, FFB has entered into the Program Financing Agreement (as hereinafter defined) with the Secretary setting forth the commitment of FFB to enter into agreements to purchase notes issued by entities designated by the Secretary when the Secretary affirms that (i) the Secretary is obligated to reimburse FFB under circumstances and in amounts as provided therein in connection with loans evidenced by those notes, and (ii) such reimbursement obligations are made with the full faith and credit of the United States, and the commitment of the Secretary to make such affirmations; and

WHEREAS, pursuant to the Program Financing Agreement, the Secretary has delivered to FFB and the Borrower a Designation Notice (as hereinafter defined) designating the Borrower to be a "Borrower" for purposes of the Program Financing Agreement; and

WHEREAS, FFB is entering into this Note Purchase Agreement, in fulfillment of its commitment under the Program Financing Agreement, setting out, among other things, FFB's agreement to purchase the Notes (as hereinafter defined) to be issued by the Borrower, when the terms and conditions specified herein have been satisfied, as hereinafter provided.

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NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FFB, the Secretary, and the Borrower agree as follows:

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

Section 1.1  Definitions.

As used in this Agreement, the following terms shall have the respective meanings specified in this section 1.1, unless the context clearly requires otherwise.

"Advance" shall mean an advance of funds made by FFB under any Note in accordance with the provisions of article 7 of this Agreement.

"Advance Identifier" shall mean, for each Advance, the particular sequence of letters and numbers constituting the Note Identifier plus the particular sequence of additional numbers assigned by FFB to the respective Advance in the interest rate confirmation notice relating to such Advance delivered by FFB in accordance with section 7.7 of this Agreement.

"Advance Request" shall mean a letter from the Borrower requesting an Advance under any Note, in the form of letter attached as Exhibit A to this Agreement.

"Advance Request Approval Notice" shall mean the written notice from the Department located at the end of an Advance Request advising FFB that such Advance Request has been approved by or on behalf of the Secretary.

"Borrower Instruments" shall have the meaning specified in section 3.2.1 of this Agreement.

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"Business Day" shall mean any day on which FFB and the Federal Reserve Bank of New York are both open for business.

"Certificate Specifying Authorized Borrower Officials" shall mean a certificate of the Borrower specifying the names and titles of those officials of the Borrower who are authorized to execute and deliver from time to time Advance Requests on behalf of the Borrower, and containing the original signature of each of those officials, substantially in the form of the Certificate Specifying Authorized Borrower Officials attached as Exhibit B to this Agreement.

"Certificate Specifying Authorized Department Officials" shall mean a certificate specifying the names and titles of those officials of the Department who are authorized to execute and deliver Advance Request Approval Notices from time to time on behalf of the Secretary and setting out the original signature of each of those authorized officials, and specifying the name and title of those officials of the Department who are authorized to confirm telephonically the authenticity of the Advance Request Approval Notices from time to time on behalf of the Secretary and setting out the telephone number of each of those authorized officials, in the form of the Certificate Specifying Authorized Department Officials attached as Annex 1 to the Program Financing Agreement.

"Department" shall mean the Department of Energy.

"Designation Notice" shall mean, generally, a notice from the Secretary to FFB and the particular entity identified therein as the respective "Borrower," designating that entity to be a "Borrower" for purposes of the Program Financing Agreement, in the form of notice that is attached as Annex 2 to the Program Financing Agreement; and "the Designation Notice" shall mean the particular Designation Notice delivered by the Secretary to FFB and the Borrower designating the Borrower to be a "Borrower" for purposes of the Program Financing Agreement.

"Governmental Approval" shall mean any approval, consent, authorization, license, permit, order, certificate, qualification, waiver, exemption, or variance, or any other action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

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"Governmental Authority" shall mean any federal, state, county, municipal, or regional authority, or any other entity of a similar nature, exercising any executive, legislative, judicial, regulatory, or administrative function of government.

"Governmental Judgment" shall mean any judgment, order, decision, or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

"Governmental Registration" shall mean any registration, filing, declaration, or notice, or any other action of a similar nature, with or to a Governmental Authority having jurisdiction over the Borrower or any of its properties.

"Governmental Rule" shall mean any statute, law, rule, regulation, code, or ordinance of a Governmental Authority having jurisdiction over the Borrower or any of its properties.

"Holder" shall mean, with respect to any Note, FFB, for so long as it shall be the holder of such Note, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of such Note.

"Loan Commitment Amount" shall mean $5,937,000,000.

"Material Adverse Effect on the Borrower" shall mean any material adverse effect on the financial condition, operations, business or prospects of the Borrower or any affiliated guarantor of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Borrower Instruments.

"Note" shall mean any future advance promissory note issued by the Borrower payable to FFB, in the form of note that is attached as Exhibit C to this Agreement, as any such Note may be amended, supplemented, and restated from time to time in accordance with its terms.

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"Note Identifier" shall mean, with respect to each Note, the particular sequence of letters and numbers assigned by FFB to the respective Note in the Principal Instruments acceptance notice relating to such Note delivered by FFB in accordance with section 5.1 of this Agreement.

"Opinion of Borrower's Counsel re: Borrower Instruments" shall mean an opinion of counsel from counsel to the Borrower, substantially in the form of opinion that is attached as Exhibit D to this Agreement.

"Opinion of Secretary's Counsel re: Secretary's Affirmation" shall mean an opinion of counsel from counsel to the Secretary, substantially in the form of opinion that is attached as Exhibit E to this Agreement.

"Other Debt Obligation" shall mean any note or any other evidence of an obligation for borrowed money of a similar nature, made or issued by the Borrower (other than the Notes purchased by FFB under this Agreement), or any mortgage, indenture, deed of trust or loan agreement with respect thereto to which the Borrower is a party or by which the Borrower or any of its properties is bound (other than this Agreement).

"Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization or Governmental Authority.

"Principal Instruments" shall have the meaning specified in section 4.2 of this Agreement.

"Program Authority" shall mean section 136 of the Energy Independence and Security Act of 2007 (Pub. L. No. 110-140, 121 Stat. 1492, 1514), as amended from time to time, including as amended by section 129 of Division A of the Consolidated Security, Disaster Assistance, and Continuing Appropriations Act, 2009 (Pub. L. No. 110-329, 122 Stat. 3574, 3578).

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"Program Financing Commitment Amount" shall have the meaning specified in section 1.1 of the Program Financing Agreement.

"Program Financing Agreement" shall mean the Program Financing Agreement dated as of September 16, 2009, between FFB and the Secretary, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

"Requested Advance Amount" shall have the meaning specified in section 7.3.1(a)(2) of this Agreement.

"Requested Advance Date" shall have the meaning specified in section 7.3.1(a)(3) of this Agreement.

"Secretary's Affirmation" shall mean the affirmation of the Note issued by the Secretary, in the form of affirmation that is attached as Exhibit F to this Agreement.

"Secretary's Certificate" shall mean the certificate relating to the Secretary's Affirmation and other matters, in the form of certificate that is attached as Exhibit G to this Agreement.

"Secretary's Instruments" shall have the meaning specified in section 3.3.1 this Agreement.

"this Agreement" shall mean this Note Purchase Agreement among FFB, the Secretary, and the Borrower.

"Uncontrollable Cause" shall mean an unforeseeable cause beyond the control and without the fault of FFB, being:  act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, act of war, act of terrorism, riot, civil commotion, lapse of the statutory authority of the United States Department of the Treasury to raise cash through the issuance of Treasury debt instruments, disruption or failure of the Treasury Financial Communications System, closure of the Federal Government, or an unforeseen or unscheduled closure or evacuation of the FFB offices.

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Section 1.2  Rules of Interpretation.

Unless the context shall otherwise indicate, the terms defined in section 1.1 of this Agreement shall include the plural as well as the singular and the singular as well as the plural.  The words "herein," "hereof," and "hereto," and words of similar import, refer to this Agreement as a whole.

ARTICLE 2

FFB COMMITMENT TO PURCHASE THE NOTE

Subject to the terms and conditions of this Agreement, FFB agrees to purchase the Notes that are offered by the Borrower to FFB for purchase under this Agreement.

ARTICLE 3

COMMITMENT CONDITIONS

FFB shall be under no obligation to purchase the Notes under this Agreement unless and until each of the conditions specified in this article 3 has been satisfied.

Section 3.1  Commitment Amount Limits.

3.1.1  Loan Commitment Amount.  The aggregate maximum principal amount of the Notes that are offered for purchase shall not exceed the Loan Commitment Amount.

3.1.2  Program Financing Commitment Amount.  At the time that each Note is offered to FFB for purchase under this Agreement, the aggregate maximum principal amount of the Notes, when added to the aggregate maximum principal amount of all other notes that have been issued by entities that have been designated by the Secretary in Designation Notices to be "Borrowers" for purposes of the Program Financing Agreement and in connection with which the Secretary has undertaken certain reimbursement obligations pursuant to the Program Authority, shall not exceed the Program Financing Commitment Amount.

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Section 3.2  Borrower Instruments.

3.2.1  Borrower Instruments.  FFB shall have received from the Borrower the following instruments (such instruments being, collectively, the "Borrower Instruments"):

(a) an original counterpart of this Agreement, duly executed by the Borrower; and

(b) each original Note described in the Designation Notice, with all of the blanks on page 1 of each Note filled in with information consistent with the information set out in the Designation Notice, and duly executed by the Borrower.

3.2.2  Opinion of Borrower's Counsel re: Borrower Instruments.  FFB shall have received from the Borrower an Opinion of Borrower's Counsel re: Borrower Instruments.

3.2.3  Certificate Specifying Authorized Borrower Officials.  FFB shall have received from the Borrower a completed and signed Certificate Specifying Authorized Borrower Officials.

Section 3.3  Secretary's Instruments.

3.3.1  Secretary's Instruments.  FFB shall have received from the Secretary the following instruments (such instruments being, collectively, the "Secretary's Instruments"):

(a) an original counterpart of this Agreement, duly executed by or on behalf of the Secretary;

(b) the original Secretary's Affirmation relating to the Notes, duly executed by or on behalf of the Secretary; and

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(c) an original Secretary's Certificate relating to the Secretary's Affirmation and other matters, duly executed by or on behalf of the Secretary.

3.3.2  Opinion of Secretary's Counsel re: Secretary's Affirmation.  FFB shall have received an Opinion of Secretary's Counsel re: Secretary's Affirmation.

Section 3.4  Conditions Specified in Other Agreements.

Each of the conditions specified in the Program Financing Agreement as being conditions to purchasing the Note shall have been satisfied, or waived by both FFB and the Secretary.

ARTICLE 4

OFFER OF THE NOTES FOR PURCHASE

The Notes that are to be offered to FFB for purchase under this Agreement shall be offered in accordance with the procedures described in this article 4.

Section 4.1  Delivery of Borrower Instruments to the Secretary.

The Borrower shall deliver to the Secretary, for redelivery to FFB, the following:

(a) all of the Borrower Instruments, each duly executed by the Borrower;

(b) an Opinion of Borrower's Counsel re: Borrower Instruments; and

(c) a completed and signed Certificate Specifying Authorized Borrower Officials.

Section 4.2  Delivery of Principal Instruments by the Secretary to FFB.

The Secretary shall deliver to FFB all of the following instruments (collectively being the "Principal Instruments"):

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(a) all of the instruments described in section 4.1;

(b) all of the Secretary's Instruments, each duly executed by the Secretary; and

(c) an Opinion of Secretary's Counsel re: Secretary's Affirmation.

ARTICLE 5

PURCHASE OF THE NOTES BY FFB

Section 5.1  Acceptance or Rejection of Principal Instruments.

Within 5 Business Days after delivery to FFB of the Principal Instruments relating to the Notes that are offered for purchase under this Agreement, FFB shall deliver by facsimile transmission (fax) to the Department one of the following:

(a) an acceptance notice, which notice shall:

(1) state that the Principal Instruments meet the terms and conditions detailed in article 3 of this Agreement, or are otherwise acceptable to FFB; and

(2) assign a Note Identifier to each Note for use by the Borrower and the Department in all communications to FFB making reference to the respective Note; or

(b) a rejection notice, which notice shall state that one or more of the Principal Instruments does not meet the terms and conditions of this Agreement and specify how such instrument or instruments does not meet the terms and conditions of this Agreement.

Section 5.2  Purchase.

FFB shall not be deemed to have accepted the Notes offered for purchase under this Agreement until such time as FFB shall have delivered an acceptance notice accepting the Principal Instruments relating to the Notes; provided, however, that in the event that FFB shall make an Advance under any Note, then FFB shall be deemed to have accepted such Note offered for purchase.

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ARTICLE 6

CUSTODY OF NOTE; LOSS OF NOTE, ETC.

Section 6.1  Custody.

FFB shall have custody of each Note purchased under this Agreement until all amounts owed under the respective Note have been paid in full.

Section 6.2  Lost, Stolen, Destroyed, or Mutilated Note.

In the event that any Note purchased under this Agreement shall become lost, stolen, destroyed, or mutilated, the Borrower shall, upon the written request of FFB, execute and deliver, in replacement thereof, a new Note of like tenor, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed, or mutilated Note or, if no interest has been paid thereon, dated the same date as such lost, stolen, destroyed, or mutilated Note.  Upon delivery of such replacement Note, the Borrower shall be released and discharged from any further liability on account of the lost, stolen, or destroyed Note.  If the Note being replaced has been mutilated, such mutilated Note shall be surrendered to the Borrower for cancellation.

ARTICLE 7

ADVANCES

Section 7.1  Commitment.

Subject to the terms and conditions of this Agreement, FFB agrees to make Advances under each Note for the account of the Borrower.

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Section 7.2  Treasury Policies Applicable to Advances.

Each of the Borrower and the Secretary understands and consents to the following Treasury financial management policy applicable to all Advances under this Agreement:

each Advance will be requested by the Borrower, and each Advance Request will be approved by the Secretary, only to reimburse the Borrower for expenditures that it has made from its own working capital.

Section 7.3  Conditions to Making Advances.

FFB shall be under no obligation to make any Advance under any Note unless and until each of the conditions specified in this section 7.3 is satisfied.

7.3.1  Advance Requests.  For each Advance under any Note, the Borrower shall have delivered to the Secretary, for review and approval before being forwarded to FFB, an Advance Request, which Advance Request:

(a) shall specify, among other things:

(1) the particular "Note Identifier" that FFB assigned to the respective Note (as provided in section 5.1 of this Agreement;

(2) the particular amount of funds that the Borrower requests to be advanced (such amount being the "Requested Advance Amount" for the respective Advance);

(3) the particular calendar date that the Borrower requests to be the date on which the respective Advance is to be made (such date being the "Requested Advance Date" for such Advance), which date:

(A) must be a Business Day; and

(B) shall not be earlier than the third Business Day to occur after the date on which FFB shall have received the respective Advance Request; and

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(4) the particular bank account to which the Borrower requests that the respective Advance be made;

(b) shall have been duly executed by an official of the Borrower whose name and signature appear on the Certificate Specifying Authorized Borrower Officials delivered by the Borrower to FFB pursuant to section 3.2.3 of this Agreement; and

(c) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.2  Advance Request Approval Notice.  For each Advance, the Secretary shall have delivered to FFB the Borrower's executed Advance Request, together with the Department's executed Advance Request Approval Notice, which Advance Request Approval Notice:

(a) shall have been duly executed on behalf of the Secretary by an official of the Department whose name and signature appear on the Certificate Specifying Authorized Department Officials delivered to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and

 (b) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.3  Telephonic Confirmation of Authenticity of Advance Request Approval Notices.  For each Advance, FFB shall have obtained telephonic confirmation of the authenticity of the related Advance Request Approval Notice from an official of the Department (a) whose name, title, and telephone number appear on the Certificate Specifying Authorized Department Officials that has been delivered by the Secretary to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and (b) who is not the same official of the Department who executed the Advance Request Approval Notice on behalf of the Secretary.

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7.3.4  Note Maximum Principal Amount Limit.  At the time of making any Advance under any Note, the amount of such Advance, when added to the aggregate amount of all Advances previously made under such Note, shall not exceed the maximum principal amount of such Note.

7.3.5  Conditions Specified in Other Agreements.  Each of the conditions specified in the Program Financing Agreement as being conditions to making Advances under each Note, shall have been satisfied, or waived by both FFB and the Secretary.

Section 7.4  Amount and Timing of Advances.

FFB shall make each Advance in the Requested Advance Amount specified in the respective Advance Request and on the Requested Advance Date specified in the respective Advance Request, subject to satisfaction of the conditions specified in section 7.3 of this Agreement and subject to the following additional limitations:

(a) in the event that the Requested Advance Date specified in the respective Advance Request is not a Business Day, FFB shall make the respective Advance on the first day thereafter that is a Business Day;

(b) in the event that FFB receives the respective Advance Request and the related Advance Request Approval Notice later than the third Business Day before the Requested Advance Date specified in such Advance Request, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the third Business Day after FFB receives such Advance Request, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date;

(c) in the event that an Uncontrollable Cause prevents FFB from making the respective Advance on the Requested Advance Date specified in the respective Advance Request, FFB shall make such Advance as soon as such Uncontrollable Cause ceases to prevent FFB from making such Advance, unless the Borrower delivers to FFB and the Secretary a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date; and

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(d) in the event that FFB receives, not later than 3:30 p.m. (Washington, DC, time) on the Business Day immediately before the Requested Advance Date specified in an Advance Request, a written notice delivered by facsimile transmission of withdrawal or cancellation of the Advance Request Approval Notice, and telephonic confirmation of the withdrawal or cancellation, from an official of the Department whose name, title, and telephone number appear on the Certificate Specifying Authorized Department Officials that has been delivered by the Secretary to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement, FFB shall not make the respective Advance.

Section 7.5  Type of Funds and Means of Advance.

Each Advance shall be made in immediately available funds by electronic funds transfer to such bank account(s) as shall have been specified in the respective Advance Request.

Section 7.6  Interest Rate Applicable to Advances.

The rate of interest applicable to each Advance made under any Note shall be established as provided in paragraph 6 of such Note.

Section 7.7  Interest Rate Confirmation Notices.

After making each Advance, FFB shall deliver, by facsimile transmission, to the Borrower and the Department written confirmation of the making of the respective Advance, which confirmation shall:

(a) state the date on which such Advance was made;

(b) state the interest rate applicable to such Advance; and

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(c) assign an Advance Identifier to such Advance for use by the Borrower and the Department in all communications to FFB making reference to such Advance.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES BY THE BORROWER

The Borrower makes the representations and warranties provided in this article 8 to FFB.

Section 8.1  Organization.

The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in each of Illinois, Kentucky, Michigan, Missouri, New York, and Ohio.

Section 8.2  Authority.

The Borrower has all requisite corporate power and authority to carry on its business as presently conducted, to execute and deliver this Agreement and each of the other Borrower Instruments, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder.

Section 8.3  Due Authorization.

The execution and delivery by the Borrower of this Agreement and each of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby and thereby, and the performance by the Borrower of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action.

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Section 8.4  Due Execution.

This Agreement has been, and each of the other Borrower Instruments will have been at the respective time of delivery of each thereof, duly executed and delivered by officials of the Borrower who are duly authorized to execute and deliver such documents on its behalf.

Section 8.5  Validity and Enforceability.

This Agreement constitutes, and each of the other Borrower Instruments will constitute at the respective time of delivery of each thereof, the legal, valid, and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 8.6  No Governmental Actions Required.

No Governmental Approvals or Governmental Registrations are now, or under existing Governmental Rules will in the future be, required to be obtained or made, as the case may be, by the Borrower to authorize the execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, or the performance by the Borrower of its obligations hereunder or thereunder.

Section 8.7  No Conflicts or Violations.

The execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, and the performance by the Borrower of its obligations hereunder or thereunder do not and will not conflict with or violate, result in a breach of, or constitute a default under (a) any term or provision of the charter documents or bylaws of the Borrower; (b) any of the covenants, conditions or agreements contained in any Other Debt Obligation of the Borrower; (c) any Governmental Approval or Governmental Registration obtained or made, as the case may be, by the Borrower; or (d) any Governmental Judgment or Governmental Rule currently applicable to the Borrower.

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Section 8.8  All Necessary Governmental Actions.

The Borrower has not failed to obtain any material Governmental Approval or make any material Governmental Registration required or necessary to carry on the business of the Borrower as presently conducted, and the Borrower reasonably believes that it will not be prevented by any Governmental Authority having jurisdiction over the Borrower from so carrying on its business as presently conducted.

Section 8.9  No Material Litigation.

There are no lawsuits or judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower which, in the reasonable opinion of the Borrower, is likely to have a Material Adverse Effect on the Borrower.

ARTICLE 9

BILLING BY FFB

Section 9.1  Billing Statements to the Borrower and the Department.

FFB shall prepare a billing statement for the amounts owed to FFB on each Advance that is made under each Note purchased under this Agreement, and shall deliver each such billing statement to the Borrower and the Department.

Section 9.2  Failure to Deliver or Receive Billing Statements No Release.

Failure on the part of FFB to deliver any billing statement or failure on the part of the Borrower to receive any billing statement shall not, however, relieve the Borrower of any of its payment obligations under the Note or this Agreement.

Section 9.3  FFB Billing Determinations Conclusive.

9.3.1  Acknowledgment and Consent.  The Borrower acknowledges that FFB has described to it:

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(a) the rounding methodology employed by FFB in calculating the amount of accrued interest owed at any time on each Note; and

(b) the methodology employed by FFB in calculating the equal principal installments payment schedule for amounts due and payable on each Note;

and the Borrower consents to these methodologies.

9.3.2  Agreement.  The Borrower agrees that any and all determinations made by FFB shall, absent manifest error, be conclusive and binding upon the Borrower with respect to:

(a) the amount of accrued interest owed on each Note determined using this rounding methodology; and

(b) the amount of any equal principal installments payment due and payable on each Note determined using this methodology.

ARTICLE 10

PAYMENTS TO FFB

Each amount that becomes due and owing on each Note purchased under this Agreement shall be paid when and as due, as provided in the respective Note.

ARTICLE 11

SECRETARY'S RIGHT TO PURCHASE ADVANCES OR ANY NOTE

Notwithstanding the provisions of each of the Notes, the Borrower acknowledges that, under the terms of the Program Financing Agreement, the Secretary may purchase from FFB all or any portion of any Advance that has been made under any Note, or may purchase from FFB any Note in its entirety, in the same manner, at the same price, and subject to the same limitations as shall be applicable, under the terms of such Note, to a prepayment by the Borrower of all or any portion of any Advance made under such Note, or a prepayment by the Borrower of such Note in its entirety, as the case may be.

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ARTICLE 12

EFFECTIVE DATE, TERM, SURVIVAL

Section 12.1  Effective Date.

This Agreement shall be effective as of the date first above written.

Section 12.2  Term of Commitment to Make Advances.

The obligation of FFB under this Agreement to make Advances under each Note issued by the Borrower shall expire on the "Last Day for an Advance" specified in the respective Note.

Section 12.3  Survival.

12.3.1  Representations, Warranties, and Certifications.  All representations, warranties, and certifications made by the Borrower in this Agreement, or in any agreement, instrument, or certificate delivered pursuant hereto, shall survive the execution and delivery of this Agreement, the purchasing of the Notes hereunder, and the making of Advances thereunder.

12.3.2  Remainder of Agreement.  Notwithstanding the occurrence and passage of the Last Day for an Advance, the remainder of this Agreement shall remain in full force and effect until all amounts owed under this Agreement and each of the Notes purchased by FFB under this Agreement have been paid in full.

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ARTICLE 13

MISCELLANEOUS

Section 13.1  Notices.

13.1.1  Addresses of the Parties.  All notices and other communications hereunder or under any Note to be made to any party shall be in writing and shall be addressed as follows:

To FFB:

Federal Financing Bank
Main Treasury Building
1500 Pennsylvania Avenue, NW
Washington, DC  20220

Attention:  Chief Financial Officer

Telephone No.	(202) 622-2470
Facsimile No.	(202) 622-0707

To the Borrower:

Ford Motor Company
One American Road
Dearborn, MI 48126

Attention:  Treasurer

Telephone:	(313) 322-3533
Facsimile:	(313) 322-3359

To the Secretary (or the Department):

Director
Advanced Technology Vehicles Manufacturing Loan Program
CF-1.4
United States Department of Energy

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1000 Independence Avenue, SW
Washington, DC  20585

Telephone No.	(202) 586-8146
Facsimile No.	(202) 586-7809

Copies of all legal notices and correspondence should also be sent to:

Office of the General Counsel
GC-1
United States Department of Energy
1000 Independence Avenue, SW
Washington, DC  20585
Telephone No.	(202) 586-5281
Facsimile No.	(202) 586-1499

The address, telephone number, or facsimile number for any party may be changed at any time and from time to time upon written notice given by such changing party to each of the other parties hereto.

13.1.2  Permitted Means of Delivery.  Advance Requests, notices, and other communications to FFB may be delivered by facsimile (fax) transmission of the executed instrument.

13.1.3  Effective Date of Delivery.  A properly addressed notice or other communication shall be deemed to have been "delivered" for purposes of this Agreement:

(a) if made by personal delivery, on the date of such personal delivery;

(b) if mailed by first class mail, registered or certified mail, express mail, or by any commercial overnight courier service, on the date that such mailing is received;

(c) if sent by facsimile (fax) transmission:

(1) if the transmission is received and receipt confirmed before 4:00 p.m. (Washington, DC, time) on any Business Day, on the date of such transmission; and

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(2) if the transmission is received and receipt confirmed after 4:00 p.m. (Washington, DC, time) on any Business Day or any day that is not a Business Day, on the next Business Day.

13.1.4  Notices to FFB to Contain FFB Identification References.  All notices to FFB making any reference to any Note or any Advance made under such Note shall identify the respective Note or such Advance by the respective Note Identifier or the respective Advance Identifier, as the case may be, assigned by FFB to such Note or such Advance.

Section 13.2  Amendments.

No provision of this Agreement may be amended, modified, supplemented, waived, discharged, or terminated orally but only by an instrument in writing duly executed by each of the parties hereto and consented to in writing by or on behalf of the Secretary.

Section 13.3  Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of each of FFB, the Borrower, and the Secretary, and each of their respective successors and assigns.

Section 13.4  Sale or Assignment of Note.

13.4.1  Sale or Assignment Permitted.  FFB may sell, assign, or otherwise transfer all or any part of any Note or any participation share thereof; provided, however, that, notwithstanding the foregoing, following any such sale, assignment or transfer, FFB shall continue to be fully liable for its duties and obligations hereunder and under such Note.

13.4.2  Notice of Sale, Etc.

(a) Sale, Etc., to a Federal Entity.  In the case of any sale, assignment, or other transfer by FFB of all or any part of any Note or any participation share thereof to an agency or instrumentality of the United States or a trust fund or other government account under the authority or control of the United States or any officer or officers thereof, FFB will deliver to the Borrower and the Department written notice of such sale, assignment, or other transfer promptly after such sale, assignment, or other transfer.

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(b) Sale, Etc., to Other Than a Federal Entity.  In the case of any sale, assignment, or other transfer by FFB of all or any part of any Note or any participation share thereof to a purchaser, assignee, or transferee that is not an agency or instrumentality of the United States or a trust fund or other government account under the authority or control of the United States or any officer or officers thereof, FFB will deliver to the Borrower and the Department written notice of such sale, assignment, or other transfer at least 45 calendar days in advance of such sale, assignment, or other transfer.

13.4.3  Manner of Payment after Sale.  Any sale, assignment, or other transfer of all or any part of any Note may provide that, following such sale, assignment, or other transfer, payments on such Note shall be made in the manner specified by the respective purchaser, assignee, or transferee, as the case may be.

13.4.4  Replacement Notes.  The Borrower agrees:

(a) to issue a replacement Note or Notes with the same aggregate principal amount, interest rate, maturity, and other terms as each respective Note or Notes sold, assigned, or transferred pursuant to section 13.4.1 of this Agreement; provided, however, that, when requested by the respective purchaser, assignee, or transferee, such replacement Note or Notes shall provide that payments thereunder shall be made in the manner specified by such purchaser, assignee, or transferee; and

(b) to effect the change in ownership on its records and on the face of each such replacement Note issued, upon receipt of each Note or Notes so sold, assigned, or transferred.

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Section 13.5  Forbearance Not a Waiver.

Any forbearance on the part of FFB from enforcing any term or condition of this Agreement shall not be construed to be a waiver of such term or condition or acquiescence by FFB in any failure on the part of Borrower to comply with or satisfy such term or condition.

Section 13.6  Rights Confined to Parties.

Nothing expressed or implied herein is intended or shall be construed to confer upon, or to give to, any Person other than FFB, the Borrower, and the Secretary, and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises, and agreements contained herein shall be for the sole and exclusive benefit of FFB, the Borrower, and the Secretary, and their respective successors and permitted assigns.

Section 13.7  Governing Law.

This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, Federal law and not the law of any state or locality.  To the extent that a court looks to the laws of any state to determine or define the Federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.

Section 13.8  Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

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Section 13.9  Headings.

The descriptive headings of the various articles, sections, and subsections of this Agreement were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

Section 13.10  Counterparts.

This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, FFB, the Borrower, and the Secretary have each caused this Agreement to be executed as of the day and year first above mentioned.

FEDERAL FINANCING BANK
("FFB")

By:	/s/ Richard L. Gregg

Name:	Richard L. Gregg

Title:	Vice President

FORD MOTOR COMPANY
(the "Borrower")

By:	/s/ Neil M.Schloss

Name:	Neil M. Schloss

Title:	Vice President and Treasurer

THE SECRETARY OF ENERGY
(the "Secretary")
acting through his or her
duly authorized designate

By:	/s/ Lachlan Seward

Name:	Lachlan Seward

Title:	Director, Advanced Technology Vehicles Manufacturing Loan Program

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